SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                @Comm Corporation
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                @Comm Corporation
                           (formerly Xiox Corporation)
                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010


                  Notice of 2001 Annual Meeting of Stockholders

         The 2001 Annual Meeting of Stockholders of @Comm Corporation will be held on Monday, May 14, 2001 at 1:30 p.m. at 577 Airport Boulevard, Suite 700, Burlingame, California, to conduct the following items of business:

         1.    Elect five directors for one-year terms;

         2. Ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001; and

         3.    Transact other business properly coming before the meeting.

         Stockholders who owned shares of our stock at the close of business on March 29, 2001, are entitled to attend and vote at the meeting or any adjournments or postponements thereof. A complete list of these stockholders will be available at our principal executive offices at 577 Airport Boulevard, Suite 700, Burlingame, California, prior to the meeting.

         The enclosed proxy is solicited by the Board of Directors of @Comm Corporation. Further information regarding the matters to be acted upon at the meeting are contained in the attached Proxy Statement.


                                        By Order of the Board of Directors
                                        @Comm Corporation


                                        /s/ Melanie D. Johnson
                                        ----------------------------------------
                                        Melanie D. Johnson
                                        Secretary

April 12, 2001
Burlingame, California

                               Proxy Statement For
                        Annual Meeting of Stockholders of
                                @Comm Corporation
                           (formerly Xiox Corporation)


                             To Be Held May 14, 2001

Date, Time, Place, and Matters to be Considered

         This Proxy Statement is solicited on behalf of the Board of Directors of @Comm Corporation for use at our Annual Meeting of Stockholders to be held on Monday, May 14, 2001, at 1:30 p.m. at 577 Airport Boulevard, Suite 700, Burlingame, California, or at any adjournments or postponements of the annual meeting, for the purposes set forth in this proxy and in the accompanying Notice of Annual Meeting of Stockholders. These proxy solicitation materials were mailed on or about April 12, 2001, to all stockholders entitled to vote at the annual meeting.

Voting and Revocation of Proxies

         You may vote your shares in person, or by using a proxy. All shares represented by proxies in the accompanying form, which are properly executed and returned to us, will be voted at the annual meeting in accordance with the stockholders' instructions contained in the accompanying proxy form. If no instructions are given on an executed and returned proxy with respect to a matter to be voted upon at the meeting, as set forth in the notice of meeting accompanying this proxy statement, those shares will be voted in favor of that matter and for the nominated directors.

         You may revoke your proxy at any time prior to its exercise by taking any one of the following actions:

         1. filing with the Secretary of @Comm a written instrument revoking your proxy;

         2. filing with the Secretary of @Comm a duly executed proxy bearing a later date; or

         3. attending the meeting and electing to vote in person.

General

Our principal executive offices are located at 577 Airport Boulevard, Suite 700, Burlingame, California 94010.

Proxy Solicitation

We will bear the cost of this solicitation. We may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to the beneficial owners of stock, and we will reimburse such persons for their expenses. Proxies may be solicited by our directors, officers, or regular employees, without additional compensation, in person or by telephone or telegraph.

Record Date and Shares Entitled to Vote

The close of business on March 29, 2001, was the record date for stockholders entitled to attend and vote at the annual meeting. As of that date, we had 5,468,601 shares of Common Stock, $.01 par value, 777,750 shares of Series B Preferred Stock, $.01 par value and 600,303 shares of Series C Preferred Stock, $.01 par value issued and outstanding. Each outstanding share of Common Stock, and each outstanding share of Preferred Stock, on the record date is entitled to one vote on all matters set forth in this Proxy Statement. Holders of Common Stock and Preferred Stock will vote together as a single class on all matters to be brought before the meeting.

Vote Required

Election of Directors. The five nominees receiving the highest number of affirmative votes shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present.

Other Matters. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. However, votes withheld will be counted and broker non-votes will not be counted for purposes of determining the number of votes entitled to vote on the proposal. Therefore, a vote withheld will have the effect of a negative vote against the proposal.

Deadline for Receipt of Stockholder Proposals for 2002 Annual Meeting

If you want us to consider including a proposal in our 2002 Proxy Statement, you must deliver it to our Corporate Secretary at our principal executive office no later than December 21, 2001. The proposal must be mailed to @Comm, Attention:
Melanie D. Johnson, 577 Airport Boulevard, Suite 700, Burlingame, California 94010. Such proposals must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

PROPOSAL ONE

Elect Five Directors for One-Year Terms.

Nominees

The stockholders will elect a board of five directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote all proxies received by them for the nominees listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this proxy statement, we are not aware of any nominee who is unable or unwilling to serve as a director. One current director, Philip Vermeulen, has decided not to run for re-election. Notwithstanding the foregoing, if one or more persons, other than those named below, are nominated as candidates for the office of director, the enclosed proxy may be voted in favor of any one or more of the nominees to the exclusion of others, and in such order of preference as the proxies may determine in their discretion.

Set forth below are the nominees for director, to serve for one year or until their successors are elected and qualified. The term of office of each elected director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. There are no family relationships between any @Comm directors or executive officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer.


               Name and Position(s)
                 with the Company                     Director Since     Age
- --------------------------------------------------   ----------------   ----
William H. Welling
 Chairman, Chief Executive Officer, and Director          1989           67

Mark A. Parrish, Jr.
 Director                                                 1990           70

Robert K. McAfee
 Director                                                 1985           70

Bernard T. Marren
 Director                                                 1989           65

Atam Lalchandani
 Director                                                 1996           57

Business Experience of Directors

William H. Welling became a director of Xiox, (now @Comm), and was named Chairman of the Board of Directors and Chief Executive Officer in September 1989. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Mr. Welling is a director of OPTi Inc., a fabless semiconductor manufacturer; @Comm director Bernard T. Marren is the Chairman and CEO of OPTi Inc. Mr. Welling also serves as a director on the boards of several private companies.

Mark A. Parrish, Jr. was appointed a director of Xiox, (now @Comm), in August 1990 and served as interim President and Chief Operating Officer from January 1991 through July 1991. Since 1990, Mr. Parrish has worked as a consultant. From 1987 until its sale in 1989, Mr. Parrish was President of the Datachecker Systems Division, a $230 million point of sales systems subsidiary of National Semiconductor Corporation. Between 1974 and 1987, Mr. Parrish held various sales and marketing positions at National Semiconductor; starting as a Major Accounts Manager in 1974, he was named Director of North American sales in 1980 and was appointed Vice President in 1982.

Robert K. McAfee became a director of Xiox, (now @Comm), in September 1985. For over 30 years, Mr. McAfee has been a management consultant serving both major and small companies. In recent years, he has worked extensively with the World Bank and other regional development banks in introducing computer-based systems and other modern management systems to railroads throughout the world.

Bernard T. Marren was appointed a director of Xiox, (now @Comm), in September 1989. Since May 1998, Mr. Marren has been Chairman and CEO of OPTi Inc., a fabless semiconductor manufacturer that produces integrated circuits for the computer industry. Mr. Marren was a founder of Western Micro Technology, Inc., serving as President and Chief Operating Officer from 1977 to 1988. Mr. Marren has been involved in the semiconductor industry since 1960, and was a founder and the first President of the Semiconductor Industry Association ("SIA"). He also served as President, Director, and Chairman of the National Electronics Distributor Association ("NEDA"). Mr. Marren also serves as a director on the boards of several private companies.

Atam Lalchandani was appointed a director of Xiox, (now @Comm), in May 1996. He has been in the information technology business for the past 20 years. He was part of the financial management at National Semiconductor Corporation, starting in 1977 and progressing to Chief Financial and Administrative Officer for a subsidiary, National Advanced Systems, from 1983 to 1989. During 1990 Mr. Lalchandani was the Chief Financial Officer of Oracle Corporation's domestic operations. From 1990 to 1992, Mr. Lalchandani served initially as Chief Financial Officer and later as Chief Executive Officer for Objectivity, a database software company. Since 1992, Mr. Lalchandani has been a financial and strategy consultant for various companies in the San Francisco Bay Area, especially in their early stages of development. His most recent assignments have been as the founding CFO for At Home, Juniper Networks, Fiberlane (later called Cerent), and Equinix. He is currently on the board of Harmony Foods in Santa Cruz, California, and Atoga Systems.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of these nominees for one-year terms.

Certain Relationships and Related Transactions

In 1999, we received a total of approximately $7,500,000 from Flanders Language Valley CVA, Edmund Shea and Mary Shea Real Property Trust, and other private investors for the purchase of our Series B Preferred Stock. This occurred in a closing on December 30, 1999. A total of 375,000 shares of our Series B Preferred Stock was sold at a purchase price of $20.00 per share.

On February 7, 2000, we received an additional $12,900,000 from Flanders Language Valley CVA and other private investors for the purchase of our Series B Preferred Stock. An additional 645,000 shares of our Series B Preferred Stock was sold. This was the second and final closing of a $20,400,000 sale of 1,020,000 shares of Series B Preferred Stock. The second closing was completed on the same terms as the first closing following an amendment to the Stock Purchase and Investor Rights Agreement dated December 30, 1999.

On December 21, 2000, we received a total of $9,000,000 from Flanders Language Valley Fund CVA, Rennes Fondation, Edmund Shea and Mary Shea Real Property Trust, and other private investors for the purchase of our Series C Preferred Stock. A total of 600,303 shares of our Series C Preferred Stock were sold at a purchase price of $15.00 per share.

Board Meetings and Committees

Our Board of Directors held four meetings during the fiscal year ended December 31, 2000. One of our directors, Philip Vermeulen, attended one out of four meetings of the Board of Directors.


                                            Committee
                         ------------------------------------------------
                          Audit     Compensation     Special Stock Option
                         -------   --------------   ---------------------
Atam Lalchandani *         X             X
Bernard T. Marren          X             X
Robert K. McAfee           X             X
William H. Welling *                                          X

* Denotes Committee Chairman


         The AUDIT COMMITTEE assists the Board of Directors in fulfilling its oversight responsibility with respect to our financial statements, reports, and other financial information and internal controls. The Audit Committee serves as an independent and objective body to monitor our financial reporting process and internal control systems.

The Audit Committee reviews our annual financial statements included in our Annual Report on Form 10-KSB and the audit report we receive from out independent certified public accountants, and discusses any findings in the audit report. The Audit Committee also recommends the selection of our independent certified public accounting firm each year, reviews audit and any non-audit fees we pay to the certified public accountants, and considers factors relating to their independence. The Audit Committee reports its findings and recommendations to the Board for appropriate action.

The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

The COMPENSATION COMMITTEE, which also held four meetings in 2000, is primarily responsible for each of the following activities:

         * supervising our compensation policies;

         * management evaluation and succession planning;

         * administering our Executive Compensation Plan and Stock Option Plan;

         * reviewing salary adjustments for officers of the Company; and

         * approving significant changes in salaried employees benefits.

The SPECIAL STOCK OPTION COMMITTEE is a committee of one and is constituted by the Board of Directors to approve stock option grants to non-officer new hires. During 2000, the Special Stock Option Committee held no meetings.

Report of the Audit Committee

The Audit Committee of the Board of Directors consists of three members who are neither officers nor employees of the Company, and who meet the independence requirements of the National Association of Securities Dealers' Listing Standards. The Audit Committee met with KPMG LLP and management during 2000 and reviewed a wide range of issues, including the objectivity of the financial reporting process and the adequacy of internal controls. The Audit Committee recommended the appointment of KPMG as our independent accountants, and considered factors relating to their independence. In addition, the Audit Committee received reports and reviewed matters regarding ethical considerations and business conduct, and monitored compliance with laws and regulations. The Audit Committee also met with our management and reviewed the current audit activities and plans. The Audit Committee also met privately with representatives of KPMG to encourage confidential discussions on accounting and auditing matters.

The Audit Committee has reviewed and discussed with management, the audited financial statements contained in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The Audit Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), and has received the written disclosure and letter from KPMG required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit

Committees") delineating all relationships they have with us and has discussed with them their independence. Based on the review and discussions referred to above, the members of the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also determined that KPMG's fees and services are consistent with the maintenance of their independence as our independent certified public accountants.

The Audit Committee adopted a new charter in June 2000. The charter is attached to this Proxy as Exhibit A.


                    Audit Committee of the Board of Directors
                                Atam Lalchandani
                                Bernard T. Marren
                                Robert K. McAfee

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth the beneficial ownership of our Common Stock and Preferred Stock (on an as converted basis) as of March 23, 2001, by (i) each director; (ii) the Chief Executive Officer and the four other most highly compensated executive officers for the year ended December 31, 2000 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Common Stock or more than five percent of our Preferred Stock at March 23, 2001. All shares are subject to the named person's sole voting and investment power except where otherwise indicated and subject to community property laws where applicable.


                          Series B & C Preferred Stock


                                                                Preferred Stock
                           Name                               Beneficially Owned1     Percent of Class
- ----------------------------------------------------------   ---------------------   -----------------
Flanders Language Valley, CVA
 Flanders Language Valley 63, 8900 Ieper, Belgium                   175,000                 12.7%

Rennes Fondation
 Auelestrasse 38, FL-9490 Vaduz
 PRINCIPALITY OF LIECHTENSTEIN                                      378,000                 27.4%

Capital Research & Management Co. Entities
 33 S. Hope Street, Los Angeles, CA 90071                           250,000                 18.1%

Edmund Shea and Mary Shea
 Real Property Trust TR UA 10/3/85
 655 Brea Canyon Road, Walnut, CA 91788-1489                        133,334                  9.7%

U.S. Ventures L.P. (formerly Private Equity Finance Ltd.)
 c/o Davenport Capital Venture LDC,
 P.O. Box 265, Mary Street, 2nd Floor,
 George Town, Grand Cayman,
 Cayman Islands, British West Indies                                100,000                  7.3%

Ziff Asset Management, L.P.
 153 E. 53rd Street, 43rd Floor, New York, NY 10022                  75,000                  5.4%

All directors and officers as a group (14 persons)                       --                   --

                                        Common Stock


                                                            Common Stock
                        Name                            Beneficially Owned(1)  Percent of Class
- ----------------------------------------------------   ----------------------  -----------------
Intel Corporation
 2200 Mission College Blvd., Santa Clara, CA 95052           1,005,989(2)             18.4%

Flanders Language Valley, CVA
 Flanders Language Valley 63, 8900 Ieper, Belgium              985,697(3)             18.0%

Edmund H. Shea, Jr.
 655 Brea Canyon Rd., Walnut, CA 91789                         563,342(4)             10.3%

Gruber & McBaine Capital Management, L.L.C.
 50 Osgood Place, Penthouse,
 San Francisco, CA 94133                                       554,164(5)             10.1%

William H. Welling                                           1,087,514(6)             18.6%

Philip Vermeulen                                                 1,498(7)               --

Atam Lalchandani                                                14,498(8)              0.2%

Bernard T. Marren                                               70,817(9)              1.1%

Robert K. McAfee                                                49,658(10)             0.8%

Mark A. Parrish, Jr.                                            14,898(11)             0.1%

Wayne F. Benoit                                                 29,700(12)             0.5%

Anthony DiIulio                                                 48,998(13)             0.2%

Melanie D. Johnson                                              34,148(14)             0.4%

Allan W. White                                                  24,374(15)               --

All directors and officers as a group (14 persons)           1,448,928(16)            21.7%


      1 These tables are based upon information supplied by officers, directors, and principal stockholders. Unless otherwise indicated, the business address of each of the beneficial owners listed in these tables is: 577 Airport Blvd, Suite 700, Burlingame, CA 94010.

         Percentage of class ownership is based on 5,468,601 shares of Common Stock and 1,378,053 shares of Preferred Stock outstanding as of March 23, 2001. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 23, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options or warrants for the purposes of computing the percentage ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


                                       10


      2 This information was obtained from filings made with the SEC on October 15, 1998 pursuant to Section 13(d) of the Exchange Act of 1934 and other information made available to us.

      3 This information was obtained from filings made with the SEC on March 8, 2001, Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act of 1934 and other information made available to us. Flanders Language Valley Management N.V. ("FLVM") is the sole director and officer of Flanders Language Valley C.V. ("FLV"). FLVM is deemed to be a beneficial owner of 175,000 shares of our Preferred Stock held by FLV, and 985,697 shares of our Common Stock held by FLV. Mr. Philip Vermeulen is the Managing Director of FLVM, but not a beneficial owner of the shares held by FLV.

      4 This information was obtained from filings made with the SEC on February 14, 2000 pursuant to Section 13 (d) of the Exchange Act of 1934. Edmund and Mary Shea Real Property Trust is the beneficial owner of 100,000 shares of Preferred Stock and 563,342 shares of Common Stock.

      5 This information was obtained from filings made with the SEC on July 10, 2000 pursuant to Section 13(d) of the Exchange Act of 1934 and other information made available to us. The total of 554,164 shares include 167,064 shares held by separately managed accounts of Gruber & McBaine Capital Management, L.L.C., 280,000 shares held by Lagunitas Partners, 83,100 shares held separately by John Gruber and 24,000 shares held separately by J. Patterson McBaine, all affiliates of Gruber & McBaine Capital Management, L.L.C. Gruber & McBaine Capital Management, L.L.C. has voting and dispositive rights except over shares held separately by individuals.

      6 Represents 1,027,416 shares of Common Stock beneficially owned by Mr. Welling, including 104,678 shares owned directly and 922,738 shares owned indirectly. Mr. Welling disclaims all beneficial ownership of 73,718 shares held by family members and related trusts over which Mr. Welling exercises no voting or dispositional power. Includes 60,098 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty (60) days of March 23, 2001.

      7 Includes 1,498 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

      8 Includes 3,498 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

      9 Includes 8,498 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

     10 Includes 8,498 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.


                                       11


     11 Includes 8,498 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

     12 As reported on the Insider Trades page of Yahoo! Finance, Mr Benoit left the company on April 30, 2000.

     13 Includes 36,298 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

     14 Includes 12,448 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

     15 Includes 24,374 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

     16 Includes 215,129 shares of Common Stock, which may be acquired upon exercise of outstanding options, which are exercisable within sixty
         (60) days of March 23, 2001.

Executive Officers

In addition to Mr. Welling, our principal executive officers and their ages as of March 29, 2001, are as follows:


         Name            Age                               Position
- ---------------------   -----   ------------------------------------------------
Robert W. Boyd           38     Vice President, Customer Support
M. Sam Changizi          46     Vice President, E-Commerce
Anthony DiIulio          45     Vice President, Sales
Melanie D. Johnson       45     Vice President, Finance, Chief Financial Officer
                                 & Secretary
Angelo Sallese, Jr.      50     Vice President, Manufacturing
David Y. Schlossman      41     Vice President, Product Marketing
Richard S. Swee          54     Senior Vice President, Manchester Operations
Allan W. White           52     Vice President, Marketing


Robert W. Boyd joined Xiox, (now @Comm), in July 1990 as a member of the Sales Department. He was promoted to Director of Sales in January 1994 and to Vice President of Operations in March 1995. Prior to joining us, Mr. Boyd held sales and management positions at First Phone, Inc., a telecommunications firm in Cambridge, Massachusetts. He received his Bachelor of Science degree in Business Administration at St. Michael's College, Vermont.

M. Sam Changizi joined Xiox, (now @Comm), in October 1999 as its Vice President, E-Commerce. Prior to joining us, Mr. Changizi was the Director of Information Technology at Sextant In-Flight Systems in Irvine, California from June 1998 to October 1999. From January 1997 to June 1998, he was the Vice President, Information Technology Services at MicroAge in Fremont, California. Prior to that, Mr. Changizi served in Director of Information Technology positions at International Network Services, McGaw Corporation and Levolor Corporation. He previously held similar positions with Bank of America and Rolm Corporation. Mr. Changizi received his Bachelor of Science degree in Computer Science and his Masters of Business Administration-Business Management from Tehran University.

Anthony DiIulio was appointed Vice President of Sales and Marketing in March 1995. Prior to that, he was our Vice President of Operations, beginning in March 1991 when we acquired SFX, Inc. (then Summa Four Business Products, Inc.). Prior to the acquisition, Mr. DiIulio was General Manager of Summa Four Business Products, Inc., where he was responsible for sales, marketing, and operations. From 1984 to 1987, Mr. DiIulio held several different positions with Wang Laboratories, Inc. He received his Bachelor of Science degree from Northeastern University and his Masters in Business Administration from New Hampshire College.

Melanie D. Johnson became our Vice President of Finance and Chief Financial Officer in July 1995. Prior to joining us, Ms. Johnson served as Director of Product Delivery and Controller of

Product Operations at UB Networks (formerly Ungermann Bass). From 1987 to 1990, Ms. Johnson was a financial manager in the Intercontinental Division of UB's parent, Tandem Computers. She also held various financial and managerial positions at Honeywell Information Systems from 1977 to 1987. Ms. Johnson received her Bachelor of Science degree in Accounting from Boston College and her Masters in Business Administration from the University of Texas at Arlington.

Angelo A. Sallese, Jr. joined us in June 1999 as our Vice President, Manufacturing. He came to us from Fujitsu Nexion, where he was the in charge of its manufacturing and distribution operation for local and sub-contract operations. Prior to that, Mr. Sallese held various management positions in manufacturing and materials during his 16 years at NEC Technologies. He holds a Bachelor of Science degree in Management from Bentley College in Massachusetts, and also completed various training and certification programs.

David Y. Schlossman was appointed our Vice President of Product Marketing in October 1997. He joined us in 1984 as a software engineer, and served as our Vice President of Engineering from September 1988 through June 1989, resuming that position in January 1990 following a six-month period at Applied Voice Technology, a company specializing in voice processing. Prior to joining us, Mr. Schlossman held software engineering posts at Shaffer and Shaffer Applied R & D in Columbus, Ohio, as well as at Columbia and New York Universities and several
U. S. government agencies. Mr. Schlossman received his Bachelor of Arts degree in computer science from Ohio State University.

Richard S. Swee joined us in July, 2000 as Senior Vice President, Manchester Operations. Dick came to us from Summa Four, Inc./Cisco Systems where he held the position of Summa Four Vice President, Engineering and then Cisco Director of Engineering from May 1997 until July 2000. He was responsible for the development of internationally distributed Central Office high-density open-programmable voice and data switches. The products supported Computer Telephony Integration, SS7, ISDN, worldwide country variants (tone plans, SS7,
ISDN), and IP-based voice VOIP. From 1995 to 1997, Dick served as Vice President, Engineering at Tylink/SYNC Research where he was responsible for the design and development of all WAN, Frame-Relay and Circuit Management products. Dick was Vice President, Engineering with UB Networks in 1994 to 1995, and was at Kendall Square Research Corporation from 1989 to 1994 as its Vice President of Systems and Networking for massively-parallel supercomputers. Before that (1983-1989), he was the Vice President, Engineering at Charles River Data Systems for real-time systems. He also held engineering positions at Honeywell Information Systems where he contributed to the standardization of the OSI 7-layer reference model, and was a consultant in the Data Processing Group of Touche, Ross, Bailey and Smart. Dick received his B.S. in Mathematics from Northwestern University and his M.S. in Computer Science from the University of Illinois. He is also a member of IEEE, ACM, Sigma Xi, and SME.

Allan W. White joined us in February 1999 as Vice President, Marketing. Mr. White brings over 20 years of experience in senior marketing, sales and business development positions in the computer and advanced voice & data communications technologies, products and applications markets. Prior to joining us, Mr. White was Vice President, Worldwide Marketing for Polycom, Inc., from October 1997 to December 1998. He was responsible for launching state of the art video conferencing and Web-based collaboration products and services. From April 1996 to October 1997, he served as Worldwide Director for OEM and PC-based Voice Servers products at Lucent Technologies' Messaging Division (previously Octel). Prior to Lucent, Mr. White held executive positions at Apple Computer, Inc. from July 1988 to April 1996. As a Senior Director at Apple, he was responsible for Apple's Communications and Collaboration products, and previously as Managing Director and General Manager for Marketing, Sales and Service for a 43-country region, including Mexico, South and Central America and the Caribbean. Other positions Mr. White held prior to Apple included senior general management and product development positions at Alcatel and ITT in corporate headquarters as well as field operations. He earned his Bachelor of Science and Masters degrees from the University of El Salvador and has attended executive strategic marketing seminars at Stanford University and Syracuse University.

Executive Compensation
Summary of Officer Compensation

The following table shows, for the last three fiscal years ending December 31, 2000, 1999, and 1998, certain compensation (including salary, bonuses, stock options, and certain other compensation) we paid to the Named Executive Officers in fiscal 2000:


                          Summary Compensation Table

                                                                                        Long-Term
                                                                                       Compensation
                                                     Annual Compensation                  Award
           Name and                       -----------------------------------------   -------------
      Principal Position          Year     Salary ($)     Bonus ($)     Other ($)1       Options
- ------------------------------   ------   ------------   -----------   ------------   -------------
William H. Welling               2000       201,285 2      51,668 3          --           2,600 4
 Chairman and Chief              1999       198,931 2      10,663 3        3,600         20,000 4
 Executive Officer               1998       191,205 2       9,265          4,800         80,800 4

Wayne F. Benoit5                 2000        58,860 6     140,000            --             --
 former Vice President,          1999       150,717       207,065 7       33,150         16,000 4
 Business Development            1998       130,269 6       6,100          4,200            100

Anthony DiIulio                  2000       152,827 9      38,929 10         --           4,800 8
 Vice President, Sales           1999       142,002 9      10,087 10       3,150          7,000 8
                                 1998       138,717 9       3,402          4,200          3,600 8

Melanie D. Johnson               2000       141,575 11     36,750 12         --           5,300 8
 Vice President, Finance,        1999       110,020 11     10,644 12       3,150         12,000 8
 Chief Financial Officer,        1998       121,662         9,038          4,200          8,600 8
 and Corporate Secretary

Allan W. White                   2000       161,471 14     63,980 15         --           3,500 4
 Vice President, Marketing13     1999       133,000        10,000            --          45,000 4


 1. Automobile allowances which were discontinued and incorporated into base salary effective 10/1/99. In the case of Mr. Benoit, includes $30,000 relocation in 1999.

 2. Includes payout of paid-time-off balances of $3,731 in 1999 and $3,731 in 1998; also includes $2,485 retroactive merit earned in 2000 but paid in 2001.

 3. Includes $17,395 earned in 2000, but paid in 2001, $7,365 of bonus earned in 1999, but paid in 2000, and $4,633 of bonus earned in 1997, but paid in 1998.


                                       16


 4. In the case of Mr. Welling, includes 2,600 non-qualified five-year stock option grants issued on June 12, 2000 at 110% fair market value of $11.83 per share, 4,424 incentive and 15,575 non-qualified five-year stock option grants issued on May 17, 1999 at 110% fair market value of $ $18.98; and 58,416 incentive and 22,384 non- qualified five-year stock option grants issued on May 18, 1998 at 110% fair market value of $6.60.

     In the case of Mr. Benoit, includes 3,626 incentive and 2,374 non-qualified ten-year stock option grants issued on May 17, 1999 at a fair market value of $17.25 per share; and 9,744 incentive and 256 non-qualified ten-year stock option grants issued on February 24, 1999 at a fair market value of $11.375.

     In the case of Mr. White, includes 1,314 incentive and 2,186 non-qualified ten-year stock option grants issued on June 12, 2000 at a fair market value of $10.75 per share; and 28,249 incentive and 16,751 non-qualified ten-year stock option grants issued on February 24, 1999 at a fair market value of $11.375 per share.

 5.  Mr. Benoit left the company on April 30, 2000.

 6. Includes payout of paid-time-off balances of $7,193 in 2000 and $2,769 in 1998.

 7. Includes $3,823 of bonus earned in 1999 but paid in 2000, and $3,050 of bonus earned in 1997 but paid in 1998.

 8. In the case of Mr DiIulio, includes ten-year incentive stock option grants issued on June 12, 2000 at a fair market value of $10.75 per share; on May 17, 1999 at a fair market value of $17.25 per share; and on May 18, 1998 at fair market value of $6.00 per share. In the case of Ms. Johnson, includes ten-year incentive stock option grants issued on June 12, 2000 at a fair market value of $10.75 per share; on May 17, 1999 at a fair market value of $17.25 per share; and on May 18, 1998 at a fair market value of $6.00 per share.

 9. Includes payout of paid-time-off balances of $2,852 in 2000, $2,852 in 1999, and $2,617 in 1998; also includes $1,675 retroactive merit earned in 2000, but paid in 2001.

 10. Includes $12,976 of bonus earned in 2000, but paid in 2001; $7,110 of bonus earned in 1999, but paid in 2000; and $3,403 of bonus earned in 1997 but paid in 1998.

 11. Includes $1,575 retroactive merit earned in 2000, but paid in 2001.

 12. Includes bonus of $12,250 earned in 2000, but paid in 2001; $6,675 earned in 1999, but paid in 2000; and $3,013 earned in 1997 but paid in 1998.

 13. Mr. White joined the Company as Vice President of Marketing in February, 1999.

 14. Includes payout of paid-time-off balances of $4,471 in 2000. Also includes $2,000 retroactive merit earned in 2000, but paid in 2001.

 15. Includes bonus of $13,563 earned in 2000, but paid in 2001.


                                       17


Options Granted During Fiscal 2000


     The following options were granted to our Named Executive Officers in 2000:


                           # of
                        Securities      % of Total Options
                        Underlying     Granted to Employee        Exercise Price       Expiration
        Name              Options         In Fiscal Year       (Dollars Per Share)        Date
- --------------------   ------------   ---------------------   ---------------------   -----------
William H. Welling         2,600                0.5%                 $ 11.83            6/11/05
Wayne F. Benoit1              --                 --                       --                 --
Anthony DiIulio            4,800                0.9%                 $ 10.75            6/11/10
Melanie D. Johnson         5,300                0.9%                 $ 10.75            6/11/10
Allan W. White             3,500                0.6%                 $ 10.75            6/11/10

- ------------
1.   Mr. Benoit left the company on April 30, 2000.

Option Exercises and Fiscal 2000 Year-End Values

The following table provides the specified information concerning exercises of options to purchase our Common Stock and the fiscal year-end value of unexercised options held by the Named Executive Officers.


                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                                                         Value of Unexercised
                         Shares                         No. of Unexercised               In-the-Money Options
                        Acquired       Value           Options at 12/31/00                At 12/31/00 ($)1
                      On Exercise     Realized    -------------------------------   ------------------------------
        Name              (#)            ($)       Exercisable     Unexercisable     Exercisable     Unexercisable
- -------------------- -------------   ----------   -------------   ---------------   -------------   --------------
William H. Welling          --          --            60,098           43,302          $685,077        $401,040
Wayne F. Benoit          35,000       $626,563           --               --                --              --
Anthony DiIulio             --          --            35,194           10,306          $553,969        $ 70,083
Melanie D. Johnson       20,000       $146,250        10,303           15,597          $ 87,004        $105,838
Allan W. White              --          --            20,624           27,876          $170,251        $232,304

- ------------
1. Fair market value of our Common Stock based upon the closing bid price at December 31, 2000 ($19.63) minus the exercise price of the options.

Director Compensation

During the year ended December 31, 2000, Messrs. Lalchandani, Marren, McAfee, Parrish, and Vermeulen were each paid director's fees of $300 for each of the meetings of the Board they attended in 2000. Non-employee directors participate in our 1994 Plan. The 1994 Plan provides for an automatic grant of a non-statutory stock option to purchase 1,000 shares of Common Stock to each non-employee director who is elected or re-elected to the Board of Directors at each annual meeting of our stockholders. The terms and conditions of each option grant to any director shall be as set forth in the stock option agreement entered into between us and the non-employee director. None of the directors held consulting contracts with us during 2000.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file certain reports of ownership with the Securities and Exchange Commission ("Commission") and with the National Association of Securities Dealers. Such officers, directors, and stockholders are also required by Commission rules to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of such forms received by us, or on written representations from certain reporting persons, we believe that, during the period from January 1, 2000 to December 31, 2000, our executive officers, directors, and ten percent stockholders filed all required Section 16(a) reports on a timely basis except as reported below:

Richard S. Swee filed a Form 5 because he became an officer on July 31, 2000.

Robert K. McAfee filed a Form 5 for his (1) option exercise on March 17, 2000, and (2) conversion of Series A Preferred Stock into At Comm Common Stock on May 3, 2000.

Bernard T. Marren filed a Form 5 for his option exercise on April 14, 2000.

Melanie D. Johnson filed a Form 5 for her option exercise on June 9, 2000.


David Y. Schlossman filed a Form 5 for his common stock purchases and dispositions on January 28, 2000.

Robert W. Boyd, M. Sam Changizi,  Anthony M. DiIulio, Melanie D. Johnson, Angelo
A. Sallese, Jr., David Y. Schlossman, William H. Welling, and Allan W. White each filed a Form 5 for their June 12, 2000 stock option grants.

Atam Lalchandani, Robert K. McAfee, Bernard T. Marren, Mark A. Parrish, Jr., and Philip Vermeulen each filed a Form 5 for their automatic grant of non-statutory stock options on May 15, 2000.

In addition, Mr. McAfee filed an amendment to his September 1999 Form 5 reflecting the correct balance of derivative securities owned at end of year.

                                 PROPOSAL TWO


Ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

The Board of Directors has appointed KPMG LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2001. Representatives of KPMG LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. If stockholders do not ratify the appointment of KPMG LLP, the Board of Directors will reconsider the appointment.


Fees Billed to Company by KPMG LLP during Fiscal 2000

Audit Fees:

Audit fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $109,000.

Financial Information Systems Design and Implementation Fees: The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:

Fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax-related services totaled $24,000.

The Audit Committee has considered whether the services provided under Financial Information Systems Design and Implementation Fees and All Other Fees are compatible with maintaining the auditor's independence.


Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR approval to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

Transact Other Business Properly Coming Before The Meeting

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                        By Order of the Board of Directors
                                        @Comm Corporation


                                        /s/ Melanie D. Johnson
                                        ----------------------------------------
                                        Melanie D. Johnson
                                        Secretary

April 12, 2001
Burlingame, California

                                   EXHIBIT A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                              AT COMM CORPORATION


PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of At Comm Corporation (the "Company") shall be:

   * to   provide  oversight  and  monitoring  of  Company  management  and  the independent auditors and their activities with respect to the Company's financial reporting process;

   * to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

   * to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

   * to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The   Audit   Committee   will   undertake   those   specific   duties  and
responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.


MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

         1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

         2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

         3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.


RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

   * Providing   oversight   and   monitoring  of  Company  management  and  the
     independent auditors and their activities with respect to the Company's financial reporting process;

   * Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

    * Reviewing fee arrangements with the independent auditors;

    * Reviewing the independent auditors' proposed audit scope, approach and independence;

    * Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

    * Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

    * Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

    * Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

    * Reviewing  with  management,   before  release,   the  audited   financial
      statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

    * Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

    * Reviewing the Audit Committee's own structure, processes and membership requirements; and

    * Performing such other duties as may be requested by the Board of Directors.


MEETINGS:

     The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.


MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.


REPORTS:

     Apart  from  the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                                                                      APPENDIX A

- --------------------------------------------------------------------------------

PROXY                           @Comm Corporation                          PROXY
           Annual Meeting of Stockholders to be Held on May 14, 2001
          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints William H. Welling and Melanie D. Johnson, and each or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the other side, all of the shares of Common Stock and Preferred Stock of @Comm Corporation held of record by the undersigned as of March 29, 2001 at the Annual Meeting of Stockholders of @Comm Corporation to be held May 14, 2001, or at any adjournment thereof.

     The shares covered by this proxy will be voted in accordance with the undersigned(s) instructions with respect to any matter in which choice is specified. If this proxy is returned without indicating specific instructions, all shares represented herein will be voted for the Director nominees listed, and as recommended by the Board of Directors on all other proposals. Each of the proxies or their substitutes as shall be present and acting at the Annual Meeting shall have and may exercise all of the powers of all of said proxies hereunder.


                (Continued, and to be signed on the other side)

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

                                                                 X   Please mark
                                                                      your votes
                                                                         as this

                                             WITHHOLD
The Board of Directors recommends      FOR   FOR ALL
a vote FOR Items 1 and 2.             [  ]     [  ]


1.   ELECTION     OF     DIRECTORS
     INSTRUCTION:  If you  wish to
     withhold  authority  to  vote
     for any  individual  nominee,
     strike  a line  through  that
     nominee's  name  in the  list
     below:

William H. Welling,  Mark A. Parrish,  Jr., Robert K.
McAfee, Bernard T. Marren, Atam Lalchandani


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I PLAN TO ATTEND THE MEETING                   [ ]

                                                          FOR  AGAINST  ABSTAIN
2.   RATIFY  THE   APPOINTMENT   OF  KPMG  LLP  AS  OUR   [ ]    [ ]      [ ]
INDEPENDENT  ACCOUNTANTS  FOR THE  FISCAL  YEAR  ENDING
DECEMBER 31, 2001.

In their discretion, the Proxies are authorized to vote upon such other proposal(s) which may properly come before the meeting and at any adjournment(s) thereof.


Signature(s) --------------------------------- Dated -------------------- , 2001
NOTE: Please sign exactly as name apprears hereon. Joint owners should sign each. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

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